UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2016

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Drive, Milton Park

Abingdon, Oxfordshire OX14 4RY

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2016, Adaptimmune Therapeutics plc (the “Company”) entered into new appointment letters with certain of its non-executive directors, David M. Mott, Lawrence M. Alleva, Ali Behbahani, Ian M. Laing, Elliott Sigal and Peter Thompson.  These new appointment letters are substantially similar to the prior appointment letters and provide for annual awards of options over ordinary shares and director fees payable either in options over ordinary shares or cash at the director’s option, reimbursement of expenses and directors’ and officers’ liability insurance.  The new appointment letters are effective from August 11, 2016, and copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 and are incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

10.1	Letter of Appointment dated August 9, 2016 and effective from August 11, 2016 between the Company and David M. Mott.

10.2	Letter of Appointment dated August 9, 2016 and effective from August 11, 2016 between the Company and Lawrence M. Alleva.

10.3	Letter of Appointment dated August 9, 2016 and effective from August 11, 2016 between the Company and Ali Behbahani.

10.4	Letter of Appointment dated August 9, 2016 and effective from August 11, 2016 between the Company and Ian M. Laing.

10.5	Letter of Appointment dated August 9, 2016 and effective from August 11 2016 between the Company and Elliott Sigal.

10.6	Letter of Appointment dated August 9, 2016 and effective from August 11, 2016 between the Company and Peter Thompson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: August 12, 2016	By:	/s/ Margaret Henry
Name: Margaret Henry
Title: Corporate Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Letter of Appointment dated August 9, 2016 and effective from August 11, 2016 between the Company and David M. Mott.

10.2	Letter of Appointment dated August 9, 2016 and effective from August 11, 2016 between the Company and Lawrence M. Alleva.

10.3	Letter of Appointment dated August 9, 2016 and effective from August 11, 2016 between the Company and Ali Behbahani.

10.4	Letter of Appointment dated August 9, 2016 and effective from August 11, 2016 between the Company and Ian M. Laing.

10.5	Letter of Appointment dated August 9, 2016 and effective from August 11, 2016 between the Company and Elliott Sigal.

10.6	Letter of Appointment dated August 9, 2016 and effective from August 11, 2016 between the Company and Peter Thompson.